EXHIBIT 23







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K into (i) the Company's previously filed Registration Statements on Form S-8, File Nos. 33-37325, 33-39416, 33-48752, 33-48753 and 33-80479, and (ii) the Company's previously filed Registration Statement on Form S-3, File No. 333-8851.



                                             ARTHUR ANDERSEN LLP

                                             /s/ Arthur Andersen LLP

Washington, D.C.
March 20, 1998